LOAN AGREEMENT


                                     BETWEEN


                                  IMMUCOR, INC.


                                       AND


                       WACHOVIA BANK, NATIONAL ASSOCIATION


                          DATED AS OF OCTOBER 27, 1998


                                TABLE OF CONTENTS


                                                                                                               Page
1. DEFINITIONS, TERMS AND REFERENCES..............................................................................1
   1.1   Certain Definitions......................................................................................1
   1.2   Use of Defined Terms....................................................................................11
   1.3   Accounting Terms........................................................................................11
   1.4   UCC Terms...............................................................................................11
   1.5   Terminology.............................................................................................11
   1.6   Exhibits................................................................................................11
2. FINANCING.....................................................................................................11
   2.1   Extensions of Credit....................................................................................11
     2.1.1      Line of Credit...................................................................................11
     2.1.2      Acquisition Term Loans...........................................................................12
     2.1.3      Additional Term Loans............................................................................12
   2.2   Interest and Other Charges..............................................................................13
     2.2.1      Interest at Applicable Rate......................................................................13
     2.2.2      Fees.............................................................................................16
     2.2.3      Capital Adequacy.................................................................................16
     2.2.4      Usury Savings Provisions.........................................................................16
     2.2.5      Margin Stock Savings Provisions..................................................................17
   2.3   General Provisions as to Payments.......................................................................17
     2.3.1      Method of Payment................................................................................17
     2.3.2      Application of Payment...........................................................................17
   2.4   Mandatory Term Loan Prepayments.........................................................................17
3. REPRESENTATIONS AND WARRANTIES................................................................................18
   3.1   Corporate Existence and Qualification...................................................................18
   3.2   Corporate Authority; Validity and Binding Effect........................................................18
   3.3   Incumbency and Authority of Signing Officer.............................................................18
   3.4   No Material Litigation..................................................................................18
   3.5   Taxes...................................................................................................18
   3.6   Capital Stock...........................................................................................18
   3.7   Corporate Organization..................................................................................18
   3.8   Insolvency..............................................................................................18
   3.9   Title...................................................................................................19
   3.10  Margin Stock............................................................................................19
   3.11  No Violations...........................................................................................19
   3.12  Financial Statements....................................................................................19
   3.13  Pollution and Environmental Control.....................................................................19
   3.14  Possession of Permits...................................................................................20
   3.15  Subsidiaries............................................................................................20
   3.16  Employee Benefit Plans..................................................................................20
   3.17  Year 2000 Plan..........................................................................................20
   3.18  Reaffirmation; Effect of the Acquisition................................................................20
4. AFFIRMATIVE COVENANTS.........................................................................................20
   4.1   Right to Inspect........................................................................................20
   4.2   Financial and Other Reporting...........................................................................20
     4.2.1      Borrower's Quarterly Statement...................................................................20
     4.2.2      Borrower's Annual Statement......................................................................21
     4.2.3      Management Letters, Etc..........................................................................21
     4.2.4      SEC Fillings and Press Releases..................................................................21
     4.2.5      Default Notices..................................................................................21
     4.2.6      Certificate of No Default........................................................................21
     4.2.7      Certain Required Notices.........................................................................22
     4.2.8      Other Documents or Information...................................................................22
   4.3   Payment of Taxes........................................................................................22
   4.4   Maintenance of Insurance................................................................................22
   4.5   Maintenance of Property.................................................................................22
   4.6   Preservation of Corporate Existence.....................................................................22
   4.7   Compliance With Laws....................................................................................23
   4.8   Year 2000 Plan..........................................................................................23
   4.9   Additional Loan Documents...............................................................................23
5. NEGATIVE COVENANTS............................................................................................23
   5.1   Liens...................................................................................................23
   5.2   Debt....................................................................................................23
   5.3   Contingent Liabilities..................................................................................24
   5.4   Dividends...............................................................................................24
   5.5   Redemptions.............................................................................................24
   5.6   Restricted Investments..................................................................................24
   5.7   Mergers.................................................................................................25
   5.8   Affiliate Transactions..................................................................................25
   5.9   Subsidiaries............................................................................................25
   5.10  Fiscal Year.............................................................................................25
   5.11  Disposition of Assets...................................................................................25
   5.12  Employee Benefit Plans..................................................................................25
   5.13  Excluded Subsidiaries...................................................................................25
6. FINANCIAL COVENANTS...........................................................................................26
   6.1   Fixed Charge Coverage Ratio.............................................................................26
   6.2   Funded Debt/EBITDA Ratio................................................................................26
   6.3   Leverage Ratio..........................................................................................26
   6.4   Liquidity Ratio.........................................................................................26
7. EVENTS OF DEFAULT.............................................................................................27
   7.1   Obligations.............................................................................................27
   7.2   Misrepresentations......................................................................................27
   7.3   Certain Covenants.......................................................................................27
   7.4   Certain Covenants.......................................................................................27
   7.5   Other Debts.............................................................................................27
   7.6   Voluntary Bankruptcy....................................................................................27
   7.7   Involuntary Bankruptcy..................................................................................27
   7.8   Judgments...............................................................................................28
   7.9   Material Adverse Effect.................................................................................28
   7.10  Change of Control.......................................................................................28
   7.11  Change in Management....................................................................................28
8. REMEDIES......................................................................................................28
   8.1   Acceleration of the Obligations.........................................................................29
   8.2   Default Rate............................................................................................29
   8.3   Other Remedies..........................................................................................29
   8.4   Set Off.................................................................................................29
9. MISCELLANEOUS.................................................................................................29
   9.1   Waiver..................................................................................................29
   9.2   Governing Law...........................................................................................29
   9.3   Survival................................................................................................29
   9.4   No Assignment by Borrower...............................................................................30
   9.5   Counterparts............................................................................................30
   9.6   Reimbursement...........................................................................................30
   9.7   Successors and Assigns..................................................................................30
   9.8   Severability............................................................................................30
   9.9   Notices.................................................................................................31
   9.10  Entire Agreement; Amendments............................................................................31
   9.11  Time of Essence.........................................................................................31
   9.12  Interpretation..........................................................................................31
   9.13  Lender Not a Joint Venturer.............................................................................31
   9.14  Jurisdiction............................................................................................31
   9.15  Acceptance..............................................................................................31
   9.16  Payment on Non-Business Day.............................................................................31
   9.17  Cure of Defaults by Lender..............................................................................32
   9.18  Recitals................................................................................................32
   9.19  Sole Benefit............................................................................................32
   9.20  Indemnification.........................................................................................32
   9.21  Jury Trial Waiver.......................................................................................33
10. CONDITIONS PRECEDENT.........................................................................................33
   10.1  Conditions to Initial Loans.............................................................................33
     10.1.1     Loan Documents...................................................................................33
     10.1.2     Consummation of the Tender Offer.................................................................33
     10.1.3     No Default.......................................................................................33
     10.1.4     Secretary's Certificate..........................................................................33
     10.1.5     Good Standing Certificates.......................................................................34
     10.1.6     Articles/By-Laws.................................................................................34
     10.1.7     Solvency Certificate.............................................................................34
     10.1.8     Opinion of Counsel...............................................................................34
     10.1.9     Telephone Instruction Letter.....................................................................34
     10.1.10    Disbursement Letter..............................................................................34
     10.1.11    Other............................................................................................34
   10.2  Conditions to Merger Loan...............................................................................34
   10.3  Conditions to all Loans.................................................................................34
     10.3.1     Representations and Warranties...................................................................35
     10.3.2     Material Adverse Effect..........................................................................35
     10.3.3     Default Condition or Event of Default............................................................35
     10.3.4     Actions or Proceedings...........................................................................35
     10.3.5     No Violation of Law..............................................................................35



EXHIBIT A           -........Form of Master Note
EXHIBIT B           -........Form of Acquisition Term Note
EXHIBIT C           -........Form of Additional Term Note
EXHIBIT D-1         -........Form of Guaranty
EXHIBIT D-2         -........Form of Stock Pledge Agreement
EXHIBIT E           -........Form of Certificate Regarding Tender Offer Closing
EXHIBIT F           -........Form of Certificate of No Default
EXHIBIT G           -........Form of Secretary's Certificate (Borrower)
EXHIBIT H           -........Form of Secretary's Certificate (Guarantor)
EXHIBIT I           -........Form of Solvency Certificate
EXHIBIT J           -........Form of Opinion of Counsel
EXHIBIT K           -........Form of Telephone Instruction Letter
EXHIBIT L           -........Form of Disbursement Letter
EXHIBIT M           -........Form of Certificate Regarding Merger Closing

Schedule 3.4               -........Material Litigation
Schedule 3.15              -........Subsidiaries
Schedule 3.16              -........Employee Benefit Plans
Schedule 5.1               -........Existing Liens
Schedule 5.2               -........Existing Debt

37

ATLLIB01  662450.7

                                 LOAN AGREEMENT


PREAMBLE. THIS AGREEMENT, made, entered into and effective as of October 27, 1998 by and between IMMUCOR, INC., a Georgia corporation ("Borrower") and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association ("Lender").


                              W I T N E S S E T H :


         WHEREAS, Borrower has applied to Lender for financing of the type or types more particularly described herein; and



         WHEREAS, Lender is willing to extend financing to Borrower in accordance with the terms hereof upon the execution of this Agreement by Borrower, compliance by Borrower with all of the terms and provisions of this Agreement and fulfillment of all conditions precedent to Lender's obligations herein contained;


         NOW, THEREFORE, to induce Lender to extend the financing provided for herein, and for other good and valuable consideration, the sufficiency and receipt of all of which are acknowledged by Borrower, Lender and Borrower agree as follows:

         1.       DEFINITIONS, TERMS AND REFERENCES

                  1.1 Certain Definitions. In addition to such other terms as elsewhere defined herein, as used in this Agreement or in any Exhibits hereto, the following terms shall have the following meanings:

         "Acquisition" shall mean the acquisition by Borrower or Gamma Acquisition Subsidiary of all of the outstanding shares of the capital stock of all classes of Gamma, which Acquisition shall be consummated in accordance with the Acquisition Documents and Section 5.6 hereof by way of the Tender Offer followed by the Merger.


         "Acquisition Documents" shall mean Agreement and Plan of Merger dated as of September 21, 1998 among Borrower, Gamma and the Gamma Acquisition Subsidiary, the Stock Option Agreement dated as of September 21, 1998 between Gamma and Borrower, and the Shareholders Agreement dated as of September 21, 1998 among Borrower, the Gamma Acquisition Subsidiary and certain shareholders of Gamma.


         "Acquisition Term Loan Commitment Termination Date" shall mean the 90th day after the Closing Date.


         "Acquisition Term Loans" shall mean the term loans in the aggregate principal amount of $20,000,000 to be made by Lender to Borrower pursuant to the provisions of Section 2.1.2.


         "Acquisition Term Note" shall mean the term promissory note, dated of even date herewith, as amended or supplemented from time to time, in the stated principal amount equal to the committed amount of the Acquisition Term Loans together with any renewals or extensions thereof, in whole or in part. The Acquisition Term Note shall be substantially in the form of Exhibit B.


         "Additional Term Loan Commitment Termination Date" shall mean December 31, 1999.


         "Additional Term Loans" shall mean the term loans in the aggregate principal amount of up to $4,500,000 to be made by Lender to Borrower pursuant to the provisions of Section 2.1.3.


         "Additional Term Note" shall mean the term promissory note, dated of even date herewith, as amended or supplemented from time to time, in the stated principal amount equal to the committed amount of the Additional Term Loans, together with any renewals or extensions thereof, in whole or in part. The Additional Term Note shall be substantially in the form of Exhibit C.


         "Advance" shall mean an advance of borrowed funds made by Lender to or on behalf of Borrower under the Line of Credit.


         "Affiliate" shall mean, with respect to any Person, any Person Controlling, Controlled by or under common Control with such Person or any director, officer or employee of such Person.


         "Agreement" shall mean this Loan Agreement, as it may be amended or supplemented from time to time.


         "Applicable Margin" shall have the meaning given such term in Section 2.2(b).


         "Applicable Rate" shall mean the interest rate per annum payable on the Obligations, as is defined and more particularly described in Section 2.2.1.


         "Bankruptcy Code" shall mean Title 11 of the United States Code, as it may be amended from time to time.


         "Borrower" shall have the meaning given to such term in the preamble to this Agreement.


         "Borrowings" shall mean advances of borrowed funds made hereunder to or on behalf of Borrower.


         "Business Day" shall mean a day on which Lender is open for the conduct of banking business at its principal office in Atlanta, Georgia; provided, however, that for purposes of determining the timing of requests for, and establishing the Applicable Rate, on LIBOR Borrowings, "Business Day" shall mean, additionally, any day on which dealings with United States Dollar deposits are also being carried out by Lender in the London interbank Eurodollar market.


         "Capital Expenditures" shall mean all expenditures made in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, having a useful life of more than one (1) year, including, without limitation, those arising in connection with the direct or indirect acquisition of such assets by way of increased product or service charges or offset items or in connection with Capital Leases.


         "Capital Lease" shall mean any lease of property that, in accordance with GAAP, should be reflected as a liability on the balance sheet of a Person.


         "Closing Date" shall mean the date on which all of the conditions precedent specified in Section 10.1 are fulfilled (or waived in writing by Lender) and the initial Loan or Loans are made hereunder.


         "Collateral" shall mean any property of any Credit Party which hereafter may secure any or all of the Obligations.


         "Consolidated Subsidiaries" shall mean those Subsidiaries of Borrower (if any) existing from time to time which, for purposes of GAAP, are required to be consolidated for financial reporting purposes.


         "Control", "Controlled" or "Controlling" shall mean, with respect to any Person, the power to direct the management and policies of such Person, directly, indirectly, whether through the ownership of voting securities or otherwise; provided, however, that, in any event, any Person which owns directly or indirectly ten percent (10%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or other entity shall be deemed to "Control" such corporation or other entity for purposes of this Agreement.


         "Credit Parties" shall mean Borrower and its Subsidiaries.


         "Current Liabilities" shall mean, with respect to any Person, all liabilities which should, in accordance with GAAP, be classified as current liabilities, and in any event shall include all Debt payable on demand or within one year from any determination thereof without any option on the part of the obligor to extend or renew beyond such year, all accruals for federal or other taxes based on or measured by income and payable within such year, and the current portion of any long-term Debt required to be paid by such Person within one year, all as determined on a consolidated basis.


         "Debt" shall mean all liabilities, obligations and indebtedness of a Person, of any kind or nature, whether now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, and whether primary, secondary, direct, contingent, fixed or otherwise, including, without in any way limiting the generality of the foregoing: (i) all obligations, liabilities and indebtedness secured by any Lien on such Person's property, even though such Person shall not have assumed or become liable for the payment thereof; (ii) all obligations or liabilities created or arising under any Capital Lease, conditional sale or other title retention agreement; (iii) all accrued pension fund and other employee benefit plan obligations and liabilities; (iv) all Guaranteed Obligations; (v) any liabilities under, or associated with, interest rate protection agreements; (vi) all deferred taxes; and (v) all reimbursement obligations with respect to letters of credit.


         "Default Condition" shall mean the occurrence of any event which, after satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.


         "Default Rate" shall mean that interest rate per annum equal to two percent (2%) per annum in excess of the Applicable Rate otherwise payable on any Obligation.


         "Distributions" shall mean, with respect to any Person and for any fiscal period, all dividends or other distributions paid or made by such Person during such period with respect to any class of its capital stock or other equity interests (other than any such dividends or distributions payable solely in such stock or interests) together with any and all other payments made by such Person during such period to purchase, redeem or otherwise acquire for value any shares of any class of its capital stock or other equity interests.


         "Domestic Subsidiary" shall mean any Subsidiary of Borrower which is not a Foreign Subsidiary.

         "EBITDA" shall mean, with respect to any Person and for any fiscal period, the sum (without duplication) of such Person's (i) net income (or loss) before interest and taxes, plus (ii) to the extent deducted in determining such net income (or loss), depreciation, amortization or other similar non-cash charges, minus (iii) to the extent recognized in determining such net income (or loss), extraordinary gains, minus (iv) to the extent recognized in determining such net income (or loss), non-operating gains (including without limitation currency gains), all as determined on a consolidated basis.


         "EBITDAR" shall mean, with respect to any Person and for any fiscal period, the sum of such Persons' EBITDA plus, to the extent deducted in determining such EBITDA, such Person's rental expense, all as determined on a consolidated basis.


         "Employee Benefit Plan" shall mean any employee welfare benefit plan as that term is defined in Section 3(1) of ERISA, any employee pension benefit plan, as that term is defined in Section 3(2) of ERISA or any other plan which is subject to the provisions of Title IV of ERISA or which is for the benefit of any employees of Borrower and any employees of any Subsidiary of Borrower or any other entity which is a member of a controlled group or under common control with Borrower, as such terms are defined in Section 4001(a)(14) of ERISA.


         "Environmental Laws" shall mean all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters, whether now or hereafter existing, including, but not limited to state and federal superlien and environmental cleanup laws and U.S. Department of Transportation regulations and any other state or local law or regulation relating to pollution, reclamation, or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into air, water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes.


         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.


         "Event of Default" shall mean any of the events or conditions described in Article 7, provided that any requirement specified therein for the giving of notice or the lapse of time, or both, has been satisfied.


         "Excess Cash Flow" shall mean, without duplication, with respect to any Fiscal Year of Borrower and its Consolidated Subsidiaries, the excess of (a) the sum without duplication of (i) its consolidated net income for such Fiscal Year, plus (ii) an amount equal to the amount of non-cash charges deducted in arriving at such consolidated net income, plus (iii) decreases in consolidated working capital for such Fiscal Year, plus (iv) an amount equal to the aggregate net non-cash loss on the sale, lease, transfer or other disposition of assets by Borrower and its Consolidated Subsidiaries during such Fiscal Year (other than sales of inventory in the ordinary course of business) to the extent deducted in arriving at such consolidated net income, over (b) the sum without duplication of (i) an amount equal to the amount of all non-cash credits included in arriving at such consolidated net income, plus (ii) the aggregate amount actually paid by Borrower and its Consolidated Subsidiaries in cash during such Fiscal Year on account of Capital Expenditures (excluding the principal amount of any Debt incurred in connection with such expenditures), plus (iii) the aggregate amount of all payments or prepayments of the Term Loans made during such Fiscal Year, plus (iv) increases in consolidated working capital of Borrower and its Consolidated Subsidiaries for such Fiscal Year, plus (v) an amount equal to the aggregate net-cash gain on the sale, lease, transfer or other disposition of assets by Borrower and its Consolidated Subsidiaries during such Fiscal Cash Year (other than sales of inventory in the ordinary course of business) to the extent included in arriving at such consolidated net income, all as determined on a consolidated basis in accordance with GAAP.


         "Excluded Subsidiaries" shall mean the Italian Subsidiary, the Spanish Subsidiary and the Portuguese Subsidiary.


         "Fiscal Year", in respect of a Person, shall mean the fiscal year of such Person employed by such Person as of the Closing Date, and ending on May 31st of each year in the case of Borrower. The terms "Fiscal Quarter" and "Fiscal Month" shall correspond accordingly thereto.


         "Fixed Charge Coverage Ratio" shall mean, with respect to any Person and for any fiscal period, the ratio of (i) such Person's EBITDAR for the consecutive 12-month period ending with such period to (ii) such Person's Fixed Charges for the consecutive 12-month period ending with such period, all as determined on a consolidated basis.


         "Fixed Charges" shall mean, with respect to any Person and for any fiscal period, the sum (without duplication) of such Person's (i) interest expense for such period, plus (ii) rental expense for such period, plus (iii) scheduled payments of principal with respect to its Debt during such period, plus (iv) non-financed Capital Expenditures made during such period, plus (v) Distributions made during such period.


         "Foreign Subsidiary" shall mean any Subsidiary of Borrower which is organized or incorporated under the laws of any jurisdiction other than the United States of America or any state, territory or possession thereof.


         "Funded Debt" shall mean, with respect to any Person, all Debt of such Person evidenced by bonds, debentures, notes or other similar instruments (including without limitation Capital Leases, banker's acceptances, obligations to reimburse, but excluding trade accounts payable incurred in the ordinary course of such Person's business).


         "Funded Debt/EBITDA Ratio" shall mean, with respect to any Person and for any fiscal period, the ratio of (i) such Person's Funded Debt as at the end of such period to (ii) such Person's EBITDA for the consecutive 12-month period ending with such period, all as determined on a consolidated basis.


         "GAAP" shall mean generally accepted accounting principles consistently applied for the period or periods in question.


         "Gamma" shall mean Gamma Biologicals, Inc., a Texas corporation.


         "Gamma   Acquisition   Subsidiary"   shall   mean   Gamma   Acquisition
Corporation, a Texas corporation and a wholly-owned Subsidiary of Borrower.


         "Guaranteed Obligations" shall mean, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any Debt of any other Person or assure or in effect assure the holder of any such Debt against loss in respect thereof.


         "Guarantor" shall mean the Gamma Acquisition Subsidiary prior to the consummation of the Merger and Gamma after the consummation of the Merger as well as any other Subsidiary (if any) which executes a Guaranty.


         "Guaranty" shall mean the Guaranty Agreement executed by any Guarantor in favor of the Lender, as amended or supplemented from time to time. Each Guaranty shall be in substantially the form of Exhibit D-1.


         "Interest Period" shall mean, in respect of LIBOR Borrowings, a period commencing on the date of such borrowing and ending on the numerically corresponding date in the first (1st), second (2nd) or third (3rd) month thereafter, as Borrower may elect in the applicable notice of such borrowing to be given pursuant to Section 2.2.1; provided, however, that any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, and any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.


         "Interest Rate Determination Date" shall mean in respect of LIBOR Borrowings, two (2) Business Days prior to the first day of each Interest Period.


         "Italian Subsidiary" shall mean Immucor Italia SRL, a company organized under the laws of Italy.


         "Lender" shall have the meaning given to such term in the preamble to this Agreement.


         "Leverage Ratio" shall mean, with respect to any Person and for any fiscal period, the ratio of (i) such Person's Funded Debt as at the end of such fiscal period to (ii) the sum of such Person's Funded Debt plus its Net Worth as at the end of such fiscal period, all as determined on a consolidated basis.


         "LIBOR Borrowings" shall mean those Borrowings which Borrower elects, pursuant to Section 2.2.1, to bear interest at a rate per annum determined by reference to the LIBOR Rate.


         "LIBOR Rate" shall mean, with respect to any Interest Period, an interest rate per annum computed by dividing: (x) the rate per annum determined by Lender from time to time on the basis of the offered rate for deposits in United States dollars in the London interbank borrowing market of amounts equal to or comparable to the amount of the Loan (or portion thereof) to which such Interest Period relates offered for a term comparable to such Interest Period, which rate appears on the display designated as page "3750" of the Telerate Service (or such other page as may replace page "3750" of that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for United States dollar deposits) as of 11:00 a.m., London time, on the Interest Rate Determination Date applicable to such Interest Period, which rate shall be rounded upward, to the next higher 1/10,000 of 1%; provided, however, that if more than one such offered rate appears on such page, the offered rate shall be deemed to be the arithmetic average (rounded upward, if necessary, to the next higher of 1/100 of 1%) of such offered rates; by (y) the number 1 minus any then applicable percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or its successor) for determining the maximum reserve requirement for a member of the Federal Reserve System in respect of "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on such Borrowings is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of Lender to United States residents). The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the percentage described in the foregoing clause (y).


         "Lien" shall mean any deed to secure debt, deed of trust, mortgage or similar instrument, and any lien, security interest, or other preferential arrangement which has the practical effect of constituting a security interest, security title, pledge, charge, encumbrance or servitude of any kind, whether by consensual agreement or by operation of statute or other law, and whether voluntary or involuntary, including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof.


         "Line of Credit" shall refer to the line of credit opened by Lender in favor of Borrower pursuant to the provisions of Section 2.1.1.


         "Line of Credit Limit" shall mean $2,000,000, subject to reduction by Borrower pursuant to Section 2.1.1.


         "Liquid Assets" shall mean, with respect to any Person, all cash, trade accounts receivable, and inventories of such Person as of any date of determination, all as calculated on a consolidated basis.


         "Liquidity Ratio" shall mean, with respect to any Person and as of any date of determination, the ratio of (a) its Liquid Assets to (b) its Current Liabilities, all as determined on a consolidated basis.


         "Loan Documents" shall mean this Agreement, the Notes, the Stock Pledge Agreement, any and all Guaranties, and any and all other documents, instruments, certificates and agreements executed and/or delivered by Borrower or any Guarantor in connection herewith, or any one, more, or all of the foregoing, as the context shall require.


         "Loans" shall mean the Advances under the Line of Credit together with the Acquisition Term Loans and the Additional Term Loans.


         "Master Note" shall mean the master promissory note, dated of even date herewith, as amended or supplemented from time to time, in a stated principal amount equal to the Line of Credit Limit, evidencing Advances to be obtained by Borrower under the Line of Credit, together with any renewals or extensions thereof, in whole or in part. The Master Note shall be substantially in the form of Exhibit A.


         "Material Adverse Effect" shall mean with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the rights and remedies of the Lender under any of the Loan Documents or the ability of any Credit Party to perform its obligations under any of the Loan Documents or (c) the legality, validity or enforceability of any of the Loan Documents.


         "Merger" shall mean the merger of the Gamma Acquisition Subsidiary with and into Gamma in accordance with the Acquisition Documents and Section 5.6 hereof with Gamma being the surviving corporation therefrom.


         "Net Worth" shall mean, with respect to any Person and as of any date of determination thereof, the book value of the assets of such Person minus (i) any reserves applicable thereto, and minus (ii) all of such Person's liabilities (including accrued and deferred income taxes), all as determined on a consolidated basis.

         "Notes" shall mean, collectively, the Master Note, Acquisition Term Note and the Additional Term Note.

         "Obligations" shall mean any and all Debt of Borrower to Lender now existing or hereafter arising under this Agreement, any of the Notes, or any of the other Loan Documents or as a result hereof or thereof, whether for principal, interest, fee, expenses or other amounts, including without limitation the Loans, and any extensions, renewals, increases, modifications or replacements of or for any of the foregoing in whole or in part.


         "Payment Dates" shall mean the first (1st) day of each of the months of March, June, September and December in each calendar year, commencing with December 1, 1998.


         "Permitted Encumbrances" shall mean (i) Liens for taxes not yet due and payable or being actively contested as permitted by this Agreement; (ii) carriers', warehousemen's mechanics, materialmen's, repairmen's or other like Liens arising in the ordinary course of business, payment for which is not yet due or which are being actively contested in good faith and by appropriate, lawful proceedings, but only if such Liens are and remain junior to Liens granted in favor of Lender; (iii) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation; (iv) deposits to secure the performance of utilities, leases, statutory obligations and surety and appeal bonds and other obligations of a like nature arising by statute or under customary terms regarding depository relationships on deposits held by financial institutions with whom the applicable Credit Party has a banker-customer relationship; (v) typical restrictions imposed by licenses and leases of software (including location and transfer restrictions); (vi) Liens existing on the date hereof and disclosed on
Schedule 5.1; and (vii) Liens in favor of Lender.


         "Person" shall mean any individual, partnership, corporation, limited liability company, joint venture, joint stock company, trust, governmental unit or other entity.


         "Portuguese Subsidiary" shall mean Immucor Portugal, Lda, a company organized under the laws of Portugal.


         "Prime Borrowings" shall mean those Borrowings which Borrower elects, pursuant to Section 2.2.1, to bear interest at a rate per annum determined by reference to the Prime Rate.


         "Prime Rate" refers to that interest rate so denominated and set by Lender from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Lender.
Lender extends credit at interest rates above and below the Prime Rate.


         "Principal Officers" shall mean Edward L. Gallup, Ralph A. Eatz and Steven C. Ramsey.

         "Purchase Money Lien" shall mean any Lien granted by Borrower or any Subsidiary from time to time to vendors or financers of equipment to secure the payment of the purchase price thereof so long as (i) such Liens extend only to the specific equipment so purchased, (ii) secure only such deferred payment obligation and related interest, fees and charges and no other Debt, and (iii) are promptly released upon the payment in full of such purchase price and related interest, fees and charges.


         "Restricted Investment" shall mean any investment in cash or by delivery of property to any Person, whether by acquisition of stock, indebtedness or other obligation or security, or by loan, advance or capital contribution, or otherwise, or in any property, or the acquisition of all or substantially all of the assets of any Person, except that investments consisting of or acquisitions of the following shall not constitute "Restricted Investments": (i) property used or to be used in the ordinary course of business; (ii) current assets arising from the sale of goods or the provision of services in the ordinary course of business; and (iii) loans or advances to employees for salary, commissions, travel or the like, made in the ordinary course of business.


         "Stock Pledge Agreement" shall mean, collectively, the Stock Pledge Agreement, dated as of the date hereof, executed by Borrower in favor of Lender, as amended or supplemented from time to time and any other stock pledge agreement executed by any Credit Party in favor of Lender. The Stock Pledge Agreement shall be in substantially the form of Exhibit D-2; provided, however that the Stock Pledge Agreement covering the shares of Immucor GmbH shall not be in the form of Exhibit D-2 but shall be in form and substance satisfactory to Lender.


         "Spanish Subsidiary" shall mean Immucor, S.L., a company organized under the laws of Spain.


         "Subsidiary" shall mean any corporation, partnership, limited liability company, business association or other entity (including any Subsidiary of any of the foregoing)of which Borrower owns, directly or indirectly, fifty percent (50%) or more ofthe capital stock or other equity interests having ordinary power for theelection of directors or others performing similar functions.

         "Tender Offer" shall mean the Gamma Acquisition Subsidiary's cash tender offer to acquire all of the outstanding shares of the common stock of Gamma on the Closing Date at the price of $5.40 net per share in accordance with the Acquisition Documents and Section 5.6 hereof.


         "Term Loans" shall mean the Acquisition Term Loans and the Additional Term Loans.


         "Termination Date" shall mean the earliest to occur of the following dates: (i) the date on which, pursuant to Section 8, Lender terminates the Line of Credit (or the Line of Credit is deemed automatically terminated) subsequent to the occurrence of an Event of Default; (ii) the effective date of Borrower's irrevocable termination of the Line of Credit pursuant to Section 2.1.1; or
(iii) the date which is three (3) years after the Closing Date.


         "UCC" shall mean the Uniform Commercial Code as in effect in the State of Georgia from time to time.


         "Year 2000 Compliant and Ready" shall mean that the Credit Parties' computer hardware and software systems with respect to the operation of its business and their general business plan will: (i) handle date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (ii) operate, accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000 and without any change in performance; (iii) respond to and process two digit year input without creating any ambiguity as to the century; and (iv) store and provide date input information without creating any ambiguity as to the century.


         "Y2K Plan" shall have the meaning given such term in Section 3.17.

                  1.2 Use of Defined Terms. All terms defined in this Agreement and the Exhibits thereto shall have the same defined meanings when used in any other Loan Documents, unless otherwise defined therein or the context shall require otherwise.

                  1.3 Accounting Terms. All accounting terms not specifically defined herein shall have the meanings generally attributed to such terms under GAAP.

                  1.4 UCC Terms. All other undefined terms shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

                  1.5 Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this
Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses, Exhibits or Supplements shall refer to the corresponding Article, Section, Subsection, paragraph, clause, subclause of, or Exhibit or Supplement attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions of, or Exhibit or Supplement to, another document or instrument. Wherever in this Agreement reference is made to any instrument, agreement or other document, including, without limitation, any of the Loan Documents, such reference shall be understood to mean and include any and all amendments or supplements thereto or modifications, restatements, replacements, renewals or extensions thereof. Wherever in this Agreement reference is made to any statute, such reference shall be understood to mean and include any and all amendments thereof and all regulations promulgated pursuant thereto. Whenever any matter set forth herein or in any Loan Document is to be consented to or satisfactory to Lender, or is to be determined, calculated or approved by Lender, then, unless otherwise expressly set forth herein or in any such Loan Document, such consent, satisfaction, determination, calculation or approval shall be in Lender's sole discretion, exercised in good faith and, where required by law, in a commercially reasonable manner, and shall be conclusive absent manifest error.

                  1.6 Exhibits. All Exhibits attached hereto are by reference made a part hereof.

         2.       FINANCING

                  2.1      Extensions of Credit.


                         2.1.1....Line of Credit.
Subject to the terms and  conditions of this Agreement,  Lender agrees to open the Line of Credit in favor of Borrower so that, during the period from the Closing Date to, but not including, the Termination Date, Borrower may borrow, repay and reborrow Advances up to a maximum aggregate principal amount outstanding at any one time equal to the Line of Credit Limit as then in effect. All proceeds so obtained under the Line of Credit may be used by Borrower for working capital in such manner as Borrower may elect in the ordinary course of its business operations. The Debts arising from Advances made to or on behalf of Borrower under the Line of Credit shall be evidenced by the Master Note, which shall be executed by Borrower and delivered to Lender on the Closing Date. The outstanding principal amount of the Master Note may fluctuate from time to time, but shall be due and payable in full on the Termination Date, and each Advance thereunder shall bear interest from the date of such Advance until paid in full at the Applicable Rate, calculated and payable in the manner described in Section 2.2.1. Subject to any contrary provisions of Section 2.2.1 in respect of LIBOR Borrowings, Borrower shall have the option to request Advances under the Line of Credit by telephone or in a writing delivered to Lender not later than 11:00 a.m. (Atlanta, Georgia time) on the date of the requested Advance; provided, however, that any telephone request shall be confirmed in a writing not later than the Business Day following the disbursement of the requested Advance. Borrower may, on not less than five (5) Business Days prior written notice to Lender, irrevocably terminate the Line of Credit or irrevocably reduce the amount of the Line of Credit Limit, but in the case of any such reduction Borrower shall prepay the Advances to the extent the aggregate outstanding principal balance thereof exceeds the amount of the Line of Credit Limit as so reduced.


                           2.1.2. Acquisition  Term Loans.
During the period   from the Closing  Date  through the
Acquisition Term Loan Commitment Termination Date, and subject to the terms and conditions of this Agreement, Lender agrees to make the Acquisition Term Loans to Borrower, the proceeds from which shall be used by Borrower solely to finance the Acquisition and to pay related fees and expenses. Lender's commitment hereunder to make Acquisition Term Loans shall be reduced by the amount of each Borrowing thereof. The Acquisition Term Loans shall be advanced in two Borrowings, the first of which shall be made on the date of the closing of the Tender Offer and shall be in an amount not to exceed the amount required to be paid by the Gamma Acquisition Subsidiary in connection therewith together with related fees and expenses, and the second of which shall be made on the date of the closing of the Merger and shall be in an amount not to exceed the amount required to be paid by Gamma (as the surviving corporation from the Merger) in connection therewith together with related expenses and fees. The Debt arising from the making of the Acquisition Term Loans shall be evidenced by the Acquisition Term Note, which shall be executed by Borrower and delivered to Lender on the Closing Date. The principal amount of the Acquisition Term Loans shall be repaid by Borrower in installments as provided in the Acquisition Term Note. In any event on March 1, 2005, the unpaid principal balance of the Acquisition Term Loans together with all accrued but unpaid interest thereon shall be due and payable in full. The Acquisition Term Loans shall bear interest at the Applicable Rate, calculated and payable in the manner described in
Section 2.2.1, from the date thereof on the unpaid principal amount thereof from time to time outstanding. The Acquisition Term Loans may be prepaid, in whole or in part, by Borrower at any time or from time to time hereafter; provided, however, that any partial prepayment of the Acquisition Term Loans shall be applied by Lender in the inverse order of the maturities of the principal installments of the Acquisition Term Loans then remaining to be paid.


                           2.1.3....Additional  Term Loans.
During the period from the Closing Date through the Additional Term Loan Commitment Termination Date, and subject to the terms and conditions of this Agreement, Lender agrees to make the Additional Term Loans to Borrower, the proceeds of which shall be used by Borrower solely to finance its repurchase from time to time of shares of its common stock as permitted by
Section 5.5 hereof and to finance its repurchase of the distribution rights of its Canadian and Belgian distributors. Lender's commitment hereunder to make Additional Term Loans shall be reduced by the amount of each Borrowing thereof. The Debt arising from the making of the Additional Term Loans shall be evidenced by the Additional Term Note, which shall be executed by Borrower and delivered to Lender on the Closing Date. The principal amount of the Additional Term Loans shall be repaid by the Borrower in installments as provided in the Additional Term Note. In any event on March 1, 2004, the unpaid principal balance of the Additional Term Loans together with all accrued but unpaid interest thereon shall be due and payable in full. The Additional Term Loans shall bear interest at the Applicable Rate, calculated and payable in the manner described in
Section 2.2.1, from the date thereof on the unpaid principal amount thereof from time to time outstanding. The Additional Term Loans may be prepaid, in whole or in part, by Borrower at any time or from time to time hereafter; provided, however, that any partial prepayment of the Additional Term Loans shall be applied by Lender in the inverse order of the maturities of the principal installments of the Additional Term Loans then remaining to be paid.

                  2.2      Interest and Other Charges.

                           2.2.1....Interest at Applicable  Rate.

Lender and Borrower agree that the interest ratepayable on each Loan (herein called the "Applicable Rate") shall be determined as follows:


                           (a)......Initial  Rate.
The outstanding principal balance of each Loan, or each outstanding portion thereof, shall bear interest initially at a rate per annum equal to either: (i) the Prime Rate in the case of that portion of such Loan at any time constituting a Prime Borrowing or (ii) subject to the conditions and limitations set forth in subsection (c) below, the LIBOR Rate plus the Applicable Margin in the case of that portion of such Loan at any time constituting a LIBOR Borrowing; subject, however, in each case, to adjustment as provided in subsection (b) below.


                           (b)......Applicable  Margin.
The "Applicable Margin" shall mean as of the Closing Date a rate per annum equal to one hundred twenty basis points (1.20%), and the Applicable Margin shall be subject to subsequent adjustment, up or down, based on Borrower's financial performance, determined by reference to the Funded Debt/EBITDA Ratio, measured quarterly; that is, if the Funded Debt/EBITDA Ratio, measured for each Fiscal Quarter of Borrower, commencing with the Fiscal Quarter ending closest to, but occurring after, the Closing Date, is as described below, the Applicable Margin shall be the interest rate appearing opposite said Funded Debt/EBITDA Ratio:





                              Funded Debt/EBITDA Ratio
                                                              Applicable Margin
                                 <2.0:1.0                             0.50%


                                 <2.5:1.0 but
                                 =>2.0:1.0                            0.75%


                                 <3.0:1.0 but
                                 =>2.5:1.0                            1.00%


                                 <3.5:1.0 but
                                 =>3.0:1.0                            1.20%

                                 =>3.5:1.0                            1.40%




Lender shall determine whether any adjustment to the Applicable Margin is to be made quarterly, based on Borrower's financial statements for each Fiscal Quarter delivered to Lender pursuant to Section 4.2; provided that if such financial statements are not timely delivered to Lender, then an adjustment to the Applicable Margin shall be made based on an assumed delivery of said financial statements reflecting a Funded Debt/EBITDA Ratio of greater than or equal to 3.5:1.0; provided further if any Default Condition shall then exist no adjustment downward shall occur. Each such adjustment to the Applicable Margin shall become effective as of the first day of the calendar month following the date on which such financial statements are delivered (or deemed delivered) to Lender, and shall remain effective unless and until any subsequent adjustment becomes effective in accordance with the terms of this subsection (b). Each such adjustment shall apply only to LIBOR Borrowings made (including conversions and continuations) within such period (but not to any then existing). In the event that the annual audit financial statements of Borrower for any Fiscal Year shall require restatement of financial statements of Borrower and such restatement shall effect the Funded Debt/EBITDA Ratio and would have required a different Applicable Margin for LIBOR Borrowings to be in effect for prior periods, then Lender at its option, may require Borrower to make additional payments of interest for such prior periods.


                     (c)......Conditions and  Limitations  on LIBOR  Borrowings.
All Borrowings obtained onthe Closing Date and for a period of three (3) Business Days thereafter shall be Prime Borrowings. Thereafter, Borrower shall have the continuing right, provided that no Event of Default or Default Condition exists, to obtain LIBOR Borrowings or to convert Prime Borrowings to LIBOR Borrowings; subject, however, to the following conditions and limitations:
(i) Borrower must request a LIBOR Borrowing, specifying the amount thereof and the applicable Interest Period, at least three (3) Business Days in advance of the intended borrowing date; (ii) no more than three (3) LIBOR Borrowings under each of the Line of Credit, the Acquisition Term Loans and the Additional Term Loans may be obtained at any time; (iii) LIBOR Borrowings must be in minimum amounts of Five Hundred Thousand Dollars ($500,000), or integral multiples thereof, (iv) the Interest Period for LIBOR Borrowings in respect of the Line of Credit shall not exceed the Termination Date; (v) the Interest Periods for, and aggregate amount of, LIBOR Borrowings in respect of the Acquisition Term Loans or the Additional Term Loans must be consistent with, and not exceed, the scheduled principal amortization thereof; or (vi) if on or prior to the first day of any Interest Period, Lender determines that deposits in United States Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period or that the LIBOR Rate will not adequately and fairly reflect the cost to Lender of funding any relevant borrowings for such Interest Period, then, Lender shall forthwith give notice thereof to Borrower, whereupon, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to make LIBOR Borrowings available to Borrower shall be suspended; (vii) if, at any time, a change of law, or compliance by Lender with any request or directive (whether or not having the force of law) of any governmental authority shall make it unlawful or impracticable for Lender to make available, maintain or fund any LIBOR
Borrowings, Lender shall forthwith give notice to such effect to Borrower, whereupon, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to make such Borrowings available to Borrower shall be suspended and if Lender shall determine that it may not lawfully continue to maintain and fund any then outstanding Borrowings to maturity and shall so specify in such notice, each Borrowing so affected shall be converted to a Prime Borrowing effective immediately; (viii) unless Borrower has timely given Lender a notice of LIBOR Borrowing required hereinabove, a LIBOR Borrowing shall automatically convert to a Prime Borrowing at the expiration of the Interest Period corresponding thereto; (ix) no voluntary prepayment of any LIBOR Borrowing shall be permitted unless Lender has given its written consent thereto; and (x) upon the request of Lender, delivered to Borrower, Borrower shall pay to Lender such amount or amounts as shall be determined by Lender in connection with the relevant Interest Period as a result of: (A) any payment or prepayment of any LIBOR Borrowing by Borrower on a date other than the last day of an Interest Period for such Borrowing, whether as a result of voluntary prepayment, mandatory prepayment, involuntary acceleration or otherwise; or (B) any failure by the Borrower to undertake any such LIBOR Borrowing on the date for which notice of such Borrowing is specified by Borrower. In the case of clause (x), such sum shall include, without limitation, an amount equal to the excess, if any, of the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Borrowing (or, in the case of a failure to prepay or borrow, the Interest Period for such Borrowing which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Borrowing provided for herein over the amount of interest (as determined by Lender in the reasonable exercise of its discretion) Lender would have paid on deposits in United States Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.


                           (d)......Payment  of  Interest.
Accrued interest on each Prime Borrowing at the Applicable Rate shall be due and payable quarterly in arrears, on each Payment Date. Accrued interest on each LIBOR Borrowing shall be due and payable at the Applicable Rate on the same dates as are prescribed for the payment of accrued interest on Prime Borrowings, and, additionally, at the expiration of each Interest Period corresponding to such Borrowing.


                           (e)......Calculation   of  Interest  and  Fees.
Interest on each Borrowing at the Applicable Rate (and any fees described in Section 2.2.2 computed on a per annum basis) shall be calculated on the basis of a 360-day year and actual days elapsed. The Applicable Rate on each Prime Borrowing shall change with each change in the Prime Rate, effective as of the opening of business on the Business Day of such change.


                           (f)......Charging  Interest  and Fees.
Accrued and unpaid interest on any Borrowings (and any outstanding fees described in Section 2.2.2) may, when due and payable, be paid, at Lender's option (without any obligation to do so), by Lender's charging the Line of Credit for an Advance in the amount thereof.


                           (g)......Rate on Other  Obligations.
To the extent that, at any time, there are other Obligations besides the Loans which are outstanding and unpaid, such Obligations shall, unless any Note evidencing such Obligations provides otherwise, bear interest at the same rate per annum as is then and thereafter payable on Prime Borrowings under the Line of Credit.


                           2.2.2....Fees.
In addition to the payment of interest at the Applicable Rate, Borrower shall also be obligated to pay Lender the following fees:

                           (a) Loan  Origination  Fee.
On the Closing  Date,
Borrower  shall pay to Lender a fully
earned, non-refundable loan origination fee of $39,750.


                           (b)......Non-Usage Fee.
As additional compensation for Lender's making the Line of Credit available to Borrower, Borrower shall pay Lender, in arrears, on each Payment Date prior to the Termination Date as well as on the Termination Date, a fully earned, non-refundable fee for Borrower's non-use of available funds under the Line of Credit in an amount equal to one-quarter of one percent (0.25%) per annum (calculated on the basis of a 360-day year for actual days elapsed) of the difference between (x) the Line of Credit Limit then in effect and (i) the average for the consecutive 3-month period ending on the day immediately preceding such Payment Date of the daily closing balances of the aggregate Advances outstanding under the Line of Credit during such period.


                           2.2.3....Capital  Adequacy.
If, after the Closing Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the administration thereof, or compliance by Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, affects or might affect the amount of capital required or expected to be maintained by Lender or any corporation in control of Lender and Lender determines that the amount of such capital is increased by or based upon Lender's obligations hereunder, then from time to time, within thirty (30) days after demand by Lender, Borrower shall pay to Lender such additional amount or amounts as will compensate Lender in light of such circumstances, to the extent that Lender reasonably determines such increase in capital is allocable to Lender's obligations hereunder, and such payment, as and when received, shall be applied by Lender in reimbursement of Lender's increased costs in regard to such obligations.


                           2.2.4....Usury Savings  Provisions.
Lender and Borrower hereby further agree that the only charge imposed by Lender upon Borrower for the use of money in connection herewith is and shall be the interest expressed in the Notes at the rate set forth in each of the Notes, and that all other charges imposed by Lender upon Borrower in connection herewith, are and shall be deemed to be charges made to compensate Lender for underwriting and administrative services and costs, and other services and costs performed and incurred, and to be performed and incurred, by Lender in connection with the Borrowings, and shall under no circumstances be deemed to be charges for the use of money. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Notes and charged or collected pursuant to the terms of this Agreement or pursuant to the Notes exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and Lender shall promptly refund to Borrower any interest received by Lender in excess of the maximum lawful rate or, if so requested by Borrower, shall apply such excess to the principal balance of the Obligations. It is the intent hereof that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under applicable law.

                           2.2.5....Margin Stock  Savings  Provisions.
It is the express intent and agreement of Borrower and Lender that none of the transactions contemplated by this Agreement (including without limitation the use of the proceeds of the Loans) violate any applicable provisions of Regulation U or X of the Federal Reserve Board. Lender, in good faith, has not relied on any "margin stock" (as such term is defined in the aforesaid Regulation U) of any Credit Party as direct or indirect collateral for the Loans. Nothing in this Agreement (including without limitation Section 5.9 or
5.11 hereof) shall in any way limit any Credit Party's right to sell, transfer, encumber or otherwise dispose of any "margin stock" of any Credit Party if and for so long as any of the Loans which constitutes "purpose credit" (as defined in the aforesaid Regulation U) are outstanding.

                  2.3      General Provisions as to Payments.

                           2.3.1....Method of  Payment.
Unless paid in accordance with Section 2.2.1(f), all payments of interest, fees and principal pursuant to this Agreement must be received by Lender no later than 2:00 p.m. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available to Lender in Atlanta, Georgia.


                           2.3.2....Application  of Payment.
Except as may be otherwise agreed to by Borrower and Lender, all payments received by Lender hereunder shall be applied, in accordance with the then current billing statement applicable to the Loans, first to accrued interest, then to fees, and then to principal. In the event more than one Loans shall be outstanding hereunder, Lender in its sole discretion may determine which Loans each payment shall be applied to. Notwithstanding the foregoing, upon the occurrence of a Default Condition or Event of Default, payments shall be applied as determined by Lender in its sole discretion.


                  2.4 Mandatory Term Loan Prepayments. So long as any of the Term Loans are outstanding and unpaid, on the earlier of the date which is five
(5) Business Days after (a) the date on which Borrower's annual audited financial statements for the immediately preceding Fiscal Year are delivered pursuant to Section 4.2 hereof, or (b) the date on which such annual audited financial statements were required to be delivered pursuant to Section 4.2 hereof, Borrower shall prepay the Term Loans in an amount equal to fifty percent (50%) of Borrower's Excess Cash Flow as determined on a consolidated basis for such immediately preceding Fiscal Year. Each such prepayment shall be accompanied by a certificate signed by Borrower's Chief Financial Officer certifying the manner in which such Excess Cash Flow and the resulting prepayment of the Term Loans were calculated, which certificate shall be in form and substance satisfactory to Lender. Any prepayment made by Borrower under this
Section 2.4 shall be applied, first, to prepay the scheduled installments of the Acquisition Term Loans in inverse order of maturity until such Loan shall have been prepaid in full, and then to prepay the scheduled installments of the Additional Term Loans in inverse order of maturity until such Loans have been prepaid in full.


         3. REPRESENTATIONS AND WARRANTIES In order to induce Lender to enter into this Agreement, Borrower hereby represents and warrants to Lender (which representations and warranties, together with any other representations and warranties of Borrower contained elsewhere in this Agreement, shall be deemed to be renewed as of the date of each Loan hereunder) as set forth below:


                  3.1 Corporate Existence and Qualification. Each Credit Party is duly organized and incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation and is duly qualified to do business and is in good standing in each other jurisdiction wherein the conduct of its business or the ownership of its property requires such qualification, except where the failure to be so qualified has not had and could reasonably be expected to have a Material Adverse Effect.


                  3.2 Corporate Authority; Validity and Binding Effect. Each Credit Party has the power to make, deliver and perform under the Loan Documents executed by it and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of such Loan Documents. This Agreement constitutes, and the remainder of such Loan Documents, when executed and delivered for value received, will constitute, the valid obligations of each Credit Party which is a party thereto, legally binding upon it and enforceable against it in accordance with their respective terms.


                  3.3 Incumbency and Authority of Signing Officer. The undersigned officer of Borrower holds the office specified hereinbelow and, in such capacity, is duly authorized and empowered to execute, attest and deliver this Agreement and the remainder of the Loan Documents for and on behalf of Borrower, and to bind Borrower accordingly thereby.


                  3.4 No  Material  Litigation.  Except  as may be set  forth on
Schedule 3.4, there are no legal proceedings pending (or, so far as Borrower knows, threatened), before any court or administrative agency which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.


                  3.5 Taxes. Each Credit Party has filed or caused to be filed all tax returns required to be filed by it and has paid all taxes shown to be due and payable by it on said returns or on any assessments made against it.


                  3.6 Capital Stock . All capital stock, debentures, bonds, notes and all other securities of each Credit Party presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "blue sky" laws of all applicable states and the federal securities laws.


                  3.7 Corporate Organization. The charter and bylaws of each Credit Party are in full force and effect under the law of the jurisdiction of its incorporation and all amendments to said articles of incorporation and bylaws have been duly and properly made under and in accordance with all applicable laws.


                  3.8 Insolvency. After giving effect to the execution and delivery of the Loan Documents, the consummation of the Acquisition, and the making of each Loan, no Credit Party will be "insolvent", within the meaning of such term as used in O.C.G.A. ss. 18-2-22 or as defined in Section 101(32) of the Bankruptcy Code, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital.


                  3.9 Title. Each Credit Party has good and marketable title to all of its properties subject to no Lien of any kind except for the Permitted Encumbrances.


                  3.10 Margin Stock. No Credit Party is engaged principally, or as one of its important activities, in the business of purchasing or carrying any "margin stock", as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System, and no part of the proceeds of any Loan made pursuant hereto will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation U or X of said Board of Governors. In connection herewith, if requested by Lender, Borrower will furnish to Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U to the foregoing effect.


                  3.11 No Violations. The execution, delivery and performance by each Credit Party of the Loan Documents executed by it have been duly authorized by all necessary corporate or other action on its part and do not and will not require any consent or approval of the shareholder(s) of such Credit Party, violate any provision of any law, rule, regulation (including, without limitation, Regulation U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Credit Party or of the charter or bylaws of any Credit Party, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Credit Party is a party or by which it or its properties may be bound or affected; and no Credit Party is in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument except to the extent such default has not had and could not reasonably be expected to have a Material Adverse Effect.


                  3.12 Financial Statements. The audited financial statements of Borrower and its Consolidated Subsidiaries for its most recent Fiscal Year ending prior to the date of this Agreement together with the unaudited financial statements of Borrower and its Consolidated Subsidiaries for its most recent Fiscal Quarter ending prior to the date of this Agreement for which statements have been prepared, copies of which heretofore have been furnished to Lender, are complete and accurately and fairly represent the financial condition of Borrower and its Consolidated Subsidiaries, the results of its operations and the transactions in its equity accounts as of the dates and for the periods referred to therein, and have been prepared in accordance with GAAP. There are no material liabilities, direct or indirect, fixed or contingent, of Borrower or any such Consolidated Subsidiaries as of the date of such financial statements which are not reflected therein or in the notes thereto. No Material Adverse Effect has occurred since the date of the balance sheet contained in the Borrower's annual audited financial statements described hereinabove.


                  3.13 Pollution and Environmental Control. Each Credit Party has obtained all permits, licenses and other authorizations which are required under, and is in material compliance with, all Environmental Laws.


                  3.14 Possession of Permits. Each Credit Party possesses all material franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, and all material patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of any of its properties and assets, and no Credit Party is violation in any material respect of any of the foregoing.


                  3.15 Subsidiaries. As of the Closing Date, Borrower has no Subsidiaries except as described on Schedule 3.15.


                  3.16 Employee Benefit Plans. As of the Closing Date, no Credit Party has any Employee
Benefit Plans except as described on Schedule 3.16.


                  3.17 Year 2000 Plan. Borrower has developed and has delivered to Lender a comprehensive plan (the "Y2K Plan") for insuring that the Borrower's and its Subsidiaries' software and hardware systems which impact or affect in any way the business operations of the Borrower and its Subsidiaries will be Year 2000 Compliant and Ready. Borrower and its Subsidiaries have met the Y2K Plan's milestones such that all hardware and software systems will be Year 2000 Compliant and Ready in accordance with the Y2K Plan.


                  3.18 Reaffirmation; Effect of the Acquisition. Each request for a Loan made by Borrower shall constitute an automatic representation and warranty by Borrower to Lender that as of the date of such Loan and after giving effect thereto there does not exist any Default or Event of Default and all representations and warranties of the Credit Parties in the Loan Documents (other than those representations or warranties which are, by their terms, limited to a specific date) are true and correct in all material respects. Without limiting the generality of the foregoing, all of the representations and warranties of the Credit Parties in the Loan Documents (other than those which are, by their terms, limited to a specific date) will be true and correct in all material respects as of and after giving effect to the consummation of each of the Tender Offer and the Merger and the making of any Loan in connection therewith.


         4. AFFIRMATIVE COVENANTS Borrower covenants to Lender that from and after the date hereof, and so long as any amount remain unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), Borrower will comply (and cause each Subsidiary of Borrower to comply) with the affirmative covenants set forth below:


                  4.1 Right to Inspect. Lender (or any person or persons designated by it) shall, in its sole discretion, have the right to call at any place of business of any Credit Party at any reasonable time and without prior notice, and, without hindrance or delay, inspect, audit, check and make extracts from such Credit Party's books, records, journals, orders, receipts and any correspondence and other data relating to such Credit Party's business or to any other transactions between the parties hereto.


                  4.2      Financial and Other  Reporting.


                           4.2.1....Borrower's  Quarterly  Statement.  Borrower
shall, as soon as practicable,  and
in any event within forty-five (45) days after the end of each Fiscal Quarter, furnish to Lender unaudited financial statements of Borrower and its Consolidated Subsidiaries, including balance sheets, income statements and statements of cash flow, for the Fiscal Quarter ended, and for the Fiscal Year to date, on a consolidated and, if requested by Lender, consolidating basis, all prepared in accordance with GAAP (subject to year-end adjustments) and certified as to truth and accuracy by the Chief Financial Officer of Borrower.


                           4.2.2....Borrower's  Annual  Statement.
Borrower shall, as soon as practicable, and in any event within one hundred twenty (120) days after the end of each Fiscal Year, furnish to Lender the annual audit report of Borrower, certified without qualification by independent certified accountants selected by Borrower and acceptable to Lender, and prepared in accordance with GAAP, together with relevant financial statements of Borrower for the Fiscal Year then ended, on a consolidating and a consolidated basis, if available. Borrower shall cause said accountants to furnish Lender with a statement that in making their examination of such financial statements, they obtained no knowledge of any Event of Default or Default Condition which pertains to accounting matters relating to this Agreement or the Notes, or, in lieu thereof, a statement specifying the nature and period of existence of any such Event of Default or Default Condition disclosed by their examination.

                           4.2.3....Management Letters, Etc..
Borrower shall, within five (5) Business Days after its receipt thereof, provide Lender with copies of all management letters, exception reports or other similar letters or reports received by Borrower from its independent certified public accountants.

                           4.2.4....SEC Filings and Press Releases.
Borrower shall, promptly upon their becoming available, provide Lender with copies of (i) all financial statements, reports, notices and proxy statements made publicly available by Borrower to its security holders, (ii) all regular and periodic reports and all registration statements and prospectuses (if any) filed by Borrower with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and
(iii) all press releases and other statements made available by Borrower to the public concerning material changes or developments in the business of Borrower or any of its Subsidiaries.


                           4.2.5....Default Notices.
Borrower shall, as soon as practical and in any event within five (5) Business Days after Borrower acquires knowledge of the existence of any Default Condition or Event of Default or any other event which has had or could reasonably be expected to have a Material Adverse Effect, provide Lender with telephonic or telecopy notice of such Default Condition, Event of Default or any other event, including the anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day.


                           4.2.6....Certificate  of No Default.
Borrower shall, on a quarterly basis not later than forty-five (45) days after the close of each of its Fiscal Quarters and not later than one hundred twenty
(120) days after the close of its Fiscal Year, certify to Lender, in a statement executed by the chief financial officer of Borrower in the form of Exhibit F attached hereto, that no Event of Default and no Default Condition exists or has occurred, or, if an Event of Default or Default Condition exists or has occurred, specifying the nature and period of existence thereof. Such certificate shall include a statement of the Chief Financial Officer of Borrower to the effect that nothing has come to Borrower's attention to cause it to believe that the Y2K Plan milestones have not been met in a manner such that the Borrower's and its Subsidiaries' hardware and software systems will not be Year 2000 Compliant and Ready in accordance with the Y2K Plan. Such certificate shall also set forth, in reasonable detail, compliance with all financial covenants set forth in Article 6 for the immediately preceding Fiscal Quarter, as applicable.


                           4.2.7....Certain  Required  Notices.
Promptly, upon its receipt of notice or knowledge thereof, Borrower will report to Lender: (i) any lawsuit or administrative proceeding in which any Credit
Party is a defendant in which the amount or amounts in controversy exceed $250,000; (ii) any deviations from the Y2K Plan which would cause compliance with the Y2K Plan to be delayed or not achieved, a statement of the Chief Financial Officer of Borrower setting forth the details thereof and the action which the Credit Parties are taking or propose to take with respect thereto; or
(iii) any third party assessments of the Credit Parties' Y2K Plan together with any recommendations made by such third party with respect to the Credit Parties' Y2K Plan and Borrower's ability to be Year 2000 Compliant and Ready.


                           4.2.8....Other Documents or Information.
Borrower shall provide Lender with such other financial and other information respecting Borrower or any of its Subsidiaries as the Lender may from time to time reasonably request.

                  4.3 Payment of Taxes. Each Credit Party shall pay and discharge all taxes, assessments and governmental charges upon it, its income and its properties prior to the date on which penalties attach thereto, unless and to the extent only that (x) such taxes, assessments and governmental charges are being contested in good faith and by appropriate proceedings by such Credit Party, (y) such Credit Party maintains reasonable reserves on its books therefor and (z) the non-payment of such taxes does not result in a Lien other than a Permitted Encumbrance.


                  4.4 Maintenance of Insurance. Each Credit Party shall maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, but in any event to include business interruption, freight, loss, damage, flood, windstorm, fire, theft, extended coverage and product liability insurance in amounts satisfactory to Lender.
Borrower shall file with Lender upon its request a detailed list of such insurance then in effect stating the names of the insurance companies, the amounts and rate of insurance, the date of expiration thereof, the properties and risks covered thereby and the insured with respect thereto and a copy of each such insurance policy.


                  4.5 Maintenance of Property. Each Credit Party shall maintain its property in good working condition.


                  4.6  Preservation  of Corporate  Existence.  Each Credit Party
shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties, except where the failure to be so qualified has not had and could not reasonably be expected to have a Material Adverse Effect.


                  4.7 Compliance With Laws. Each Credit Party shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would or could reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, each Credit Party shall obtain and maintain all permits, licenses and other authorizations which are required under, and otherwise comply with, all federal, state, and local laws and regulations, except where the failure to obtain or maintain the same has not had and could not reasonably be expected to have a Material Adverse Effect.


                  4.8 Year 2000 Plan. Each Credit Party will take all required actions to meet each Y2K Plan milestone applicable to such that all of its computer hardware and software systems will be Year 2000 Compliant and Ready in accordance with the Y2K Plan.


                  4.9 Additional Loan Documents. (a) Borrower shall deliver or cause to be delivered promptly (and in any event within five (5) Business Days of the Closing Date) the following documents (each in form and substance satisfactory to Lender): (i) a Guaranty executed in favor of Lender by Delta
Diagnostics, Inc., a company organized under the laws of the U.S. Virgin Islands, (ii) a Stock Pledge Agreement executed in favor of Lender by Borrower covering 66% of the shares of Immucor GmbH, a company organized under the laws of Germany, and (iii) closing documents from the Borrower and Delta Diagnostics, Inc. of the types described in Sections 10.1.4, 10.1.5 and 10.1.6 of this Agreement.


                  (b) Borrower also shall deliver or cause to be delivered promptly (and in any event within ten (10) Business Days after the consummation of the Merger) the following documents (each in form and substance satisfactory to Lender): (i) a Stock Pledge Agreement executed by Gamma in favor of Lender covering 66% of the shares of Gamma Biologicals, B.V., a company organized under the laws of the Netherlands and (ii) closing documents from Gamma of the types described in Sections 10.1.4, 10.1.5 and 10.1.6 of this Agreement.


         5. NEGATIVE COVENANTS Borrower covenants to Lender that from and after the date hereof and so long as any amount remains unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), Borrower will not do (and will not permit any Subsidiary of Borrower to
do), without the prior written consent of Lender, any of the things or acts set forth below:


                  5.1 Liens. No Credit Party shall create, assume, or suffer to exist any Lien on its property, except for (i) Permitted Encumbrances and (ii) any other Liens on (x) any shares of Borrower's common stock repurchased, redeemed or otherwise acquired by it prior to the date hereof or pursuant to
Section 5.5 hereof or (y) any shares of Gamma if and for so long as such shares constitute "margin stock" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System. Without limiting the generality of the foregoing, Borrower shall not create, assume or suffer to exist any Lien on any certificated or uncertificated shares, general or limited partnership interests, limited liability company interests, quotas or other equivalents (regardless of how designated) of or in any Excluded Subsidiary.


                  5.2 Debt. No Credit Party shall incur, assume, or suffer to exist any Debt, except for: (i) Debt to Lender or any Affiliate of Lender; (ii) Debt to Persons other than Lender existing on the date of this Agreement and described on Schedule 5.2; (iii) trade payables and contractual obligations to suppliers and customers incurred in the ordinary course of business of such Credit Party; (iv) accrued pension fund and other employee benefit plan obligations and liabilities (provided, however, that such Debt does not result in the existence of any Event of Default or Default Condition under any other provision of this Agreement); (v) deferred taxes; (vi) Debt resulting from endorsements of negotiable instruments received in the ordinary course of its business; (vii) Debt secured by Purchase Money Liens not to exceed $750,000 aggregate outstanding principal amount at any one time; and (viii) all other Debt not to exceed $100,000 in aggregate outstanding principal amount at any one time.


                  5.3 Contingent Liabilities. No Credit Party shall guarantee, endorse, become surety with respect to or otherwise become directly or contingently liable for or in connection with the obligations of any other Person, except for (i) endorsements of negotiable instruments for collection in the ordinary course of business and (ii) Guaranteed Obligations incurred by any Credit Party with respect to the Debt of another Credit Party so long as such Debt is otherwise permitted hereunder.


                  5.4 Dividends. Borrower shall not declare or pay any dividends on, or make any distribution with respect to, its shares of any class of capital stock, except as permitted by Section 5.5.


                  5.5 Redemptions. Borrower shall not purchase, redeem, or otherwise acquire for value any of its shares of any class of its capital stock, except that Borrower may repurchase on or after the date of this Agreement up to a total of 985,600 shares of its common stock in accordance with the repurchase programs announced by Borrower on June 2, 1997 and August 26, 1998 provided that no Default or Event of Default exists at the time of or is caused by any such repurchase.


                  5.6 Restricted Investments. No Credit Party shall make any Restricted Investment except the following: (i) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (ii) investments in time deposits, demand deposits and certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $500,000,000;
(iii) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than two hundred seventy (270) days from the date of creation thereof; (iv) the repurchase of the distribution rights of Borrower's Canadian and Belgian distributors; (v) repurchases of Borrower's common stock to the extent permitted under Section 5.5 hereof; (vi) the Acquisition; provided, however, that: (w) the Gamma Acquisition Subsidiary shall acquire not less than sixty-seven percent (67%) of the capital stock of all classes of Gamma on a fully diluted basis upon the consummation of the Tender Offer on the Closing Date; (x) Borrower shall use its best efforts to cause the Merger to be consummated subject to the fulfillment of the conditions contained in the Acquisition Documents (and for Gamma to become a wholly-owned Subsidiary of Borrower) as soon as possible after the Closing Date; (y) in any event the Merger shall be consummated (and Gamma shall become a wholly-owned Subsidiary of Borrower) on or before the Acquisition Term Loan Commitment Termination Date; and (z) promptly (and in any event within five (5) Business
Days) after the consummation of the Merger, Borrower shall cause Gamma (as the surviving corporation from the Merger) to execute a Guaranty in favor of Lender, which Guaranty shall supersede and replace the Guaranty executed by the Gamma Acquisition Subsidiary on the Closing Date and shall be accompanied by closing documents and an opinion of counsel for Gamma of the types described in Section 10.1.4, 10.1.5, 10.1.6 and 10.1.8 (each in form and substance satisfactory to Lender; and (vii) any capital contribution, loan or advance, or transfer of any asset, to any Excluded Subsidiary to the extent permitted by Section 5.13 of this Agreement.


                  5.7 Mergers. No Credit Party shall dissolve or otherwise terminate its corporate status or enter into any merger, reorganization or consolidation or make any substantial change in the basic type of business conducted by Borrower and Gamma, as of the Closing Date, except that (i) Gamma may merge with the Gamma Acquisition Subsidiary pursuant to the Acquisition Documents and Section 5.6 hereof, (ii) any Subsidiary of Borrower may be merged with and into Borrower so long as Borrower is the surviving corporation therefrom and (iii) any Subsidiary of Borrower may merge with another wholly-owned Subsidiary of Borrower (other than any Excluded Subsidiary) (provided that if any such Subsidiary is a Guarantor, the surviving entity from such merger shall also be a Guarantor).


                  5.8 Affiliate Transactions. No Credit Party shall enter into, or be a party to, any transaction with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of such Credit Party's business and upon fair and reasonable terms which are no less favorable to such Credit Party than would obtain in a comparable arm's length transaction with a Person not an Affiliate.


                  5.9 Subsidiaries. Subject to the provisions of Section 2.2.5 hereof, no Credit Party shall create any Subsidiary or divest itself of any material assets by transferring them to any Subsidiary, except that (i) the Gamma Acquisition Subsidiary may merge with Gamma pursuant to the Merger and in accordance with Section 5.6 hereof, (ii) any Subsidiary may transfer any of its assets to Borrower or another Subsidiary of Borrower which is a Guarantor, and
(iii) subject to the limitations set forth in Section 5.13 hereof, any Foreign Subsidiary may transfer any of its assets to any other Foreign Subsidiary.


                  5.10 Fiscal Year. No Credit Party shall change its Fiscal Year, or permit any Subsidiary to have a fiscal year different from the Fiscal Year of Borrower.


                  5.11  Disposition  of  Assets.  Subject to the  provisions  of
Section 2.2.5 hereof, no Credit Party shall sell, lease or otherwise dispose of any of its properties, including any disposition of property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of inventory or obsolete or unnecessary equipment in the ordinary course of such Credit Party's business or (ii) dispositions otherwise expressly permitted by this Agreement.


                  5.12 Employee Benefit Plans. No Credit Party shall permit an Employee Benefit Plan to become materially underfunded or create any Employee Benefit Plan without prior written notice to Lender and upon such notification, this Agreement shall be amended as determined necessary by Lender in its discretion as a result of the creation of such Plan.


                  5.13 Excluded Subsidiaries. No Credit Party shall make any capital contribution, loan or advance, or transfer any assets, to the Portuguese Subsidiary in an aggregate amount in excess of US$500,000.00 in any Fiscal Year. No Credit Party shall make any capital contribution, loan or advance, or transfer any assets, to the Spanish Subsidiary in an aggregate amount in excess of US$500,000.00 in any Fiscal Year. No Credit Party shall make any capital contribution, loan or advance, or transfer any assets, to the Italian Subsidiary in an aggregate amount in excess of US$500,000.00 in any Fiscal Year.


         6. FINANCIAL COVENANTS Borrower covenants to Lender that, from and after the date hereof and so long as any amount remains unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), Borrower shall not breach or fail to comply with any of the following financial covenants with respect to any Fiscal Quarter, each of which shall be calculated on a consolidated basis in accordance with GAAP consistently applied:


                  6.1 Fixed Charge Coverage Ratio. Borrower shall have for each Fiscal Quarter ending on or after February 28, 1999, a Fixed Charge Coverage Ratio of not less than 1.25 to 1.0.


                  6.2 Funded Debt/EBITDA Ratio . Borrower shall have for each Fiscal Quarter ending on February 28, 1999 or May 31, 1999, a Funded Debt/EBITDA Ratio of not more than 3.5 to 1.0, and Borrower shall have for each Fiscal Quarter ending in each Fiscal Year set forth below a Funded Debt/EBITDA Ratio of not more than that set forth below for such period:


                                           Maximum Funded Debt/EBITDA Ratio:
                  Fiscal Year Ending:

                  May 31, 2000                      3.0 to 1.0

                  May 31, 2001                      2.5 to 1.0
                  May 31, 2002
                     or thereafter                  2.5 to 1.0

                  6.3 Leverage Ratio. Borrower shall have at the end of each Fiscal Quarter ending on February 28, 1999 or May 31, 1999, a Leverage Ratio (expressed as a percentage) of not more than 55%, and Borrower shall have for each Fiscal Quarter ending in each Fiscal Year set forth below a Leverage Ratio (expressed as a percentage) of not more than that set forth below for such period:


                  Fiscal Year Ending                 Maximum Leverage Ratio

                  May 31, 2000                                  50%

                  May 31, 2001                                  45%

                  May 31, 2002                                  40%
                     or thereafter

                  6.4 Liquidity Ratio. Borrower shall maintain at the end of each Fiscal Quarter ending on or after February 28, 1999, a Liquidity Ratio of not less than 2.0 to 1.0


         7. EVENTS OF DEFAULT The occurrence of any events or conditions set forth below shall constitute an Event of Default hereunder, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied:


                  7.1 Obligations. Borrower shall fail to make any payments on any of its Obligations when due.


                  7.2 Misrepresentations. Any Credit Party shall make any representations or warranties in any of the Loan Documents or in any certificate or statement furnished to Lender at any time hereunder or in connection with any of the Loan Documents which proves to have been untrue or misleading in any material respect when made or furnished.


                  7.3 Certain Covenants. Any Credit Party shall default in the observance or performance of any covenant or agreement contained in Section 4.1, 4.2, 4.6 or 4.9 or in Article 5 or 6 hereof.


                  7.4 Other Covenants. Any Credit Party shall default in the observance or performance of any covenant or agreement contained herein, in any of the other Loan Documents (other than a default the performance or observance of which is dealt with specifically elsewhere in this Article 7) unless (i) with respect to this Agreement, such default is cured to Lender's satisfaction within thirty (30) days after the sooner to occur of receipt of notice of such default from Lender or the date on which such default first becomes known to Borrower and (ii) with respect to any other Loan Document, such default is cured within any applicable grace, cure or notice and cure period contained therein.


                  7.5 Other Debts. Any Credit Party shall default in connection with any agreement for Debt with any creditor other than Lender in excess of $100,000 which entitles said creditor to accelerate the maturity thereof.


                  7.6 Voluntary Bankruptcy. Any Credit Party shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or for any other relief under the Bankruptcy code, or under any other act or law pertaining to insolvency or debtor relief, whether state, Federal, or foreign, now or hereafter existing; any Credit Party shall enter into any agreement indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; any Credit Party shall apply for or permit the appointment by consent or acquiescence of a receiver, custodian or trustee of such Credit Party or for a substantial part of its property; any Credit Party shall make an assignment for the benefit of creditors; or any Credit Party shall be unable or shall fail to pay its debts generally as such debts become due, or any Credit Party shall admit, in writing, its inability or failure to pay its debts generally as such debts become due.


                  7.7 Involuntary Bankruptcy. There shall have been filed against any Credit Party an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, federal or foreign, now or hereafter existing and such petition shall remain undismissed or unstayed for 60 days or more or an order for the relief sought by such petition shall have been entered; any Credit Party shall suffer or permit the involuntary appointment of a receiver, custodian or trustee of such Credit Party or for all or a substantial part of its property; or any Credit Party shall suffer or permit the issuance of a writ or warrant of attachment, execution or similar process against all or any substantial part of the property of such Credit Party.


                  7.8 Judgments. A final judgment or order for the payment of money is rendered against any Credit Party in the amount of $250,000 or more (exclusive of amounts covered by insurance) and either (x) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (y) a stay of enforcement of such judgment or order, by reason of pending appeal or otherwise, shall not be in effect for any period of thirty
(30) consecutive days.


                  7.9 Material Adverse Effect. There shall be any event, act, condition or occurrence having a Material Adverse Effect.


                  7.10 Change of Control. Either (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) shall have acquired after the date hereof beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of twenty percent (20%) or more of the issued and outstanding shares of capital stock of Borrower having the right to vote for the election of directors of Borrower under ordinary circumstances, or (b) during any period of 12 consecutive calendar months ending after the date hereof, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new directors whose election to the board of directors of Borrower or whose nomination for such election by the stockholders of the Borrower was approved by a vote of at least 2/3rd of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors of Borrower then in office.


                  7.11 Change in Management. Two or more of the Principal Officers shall die, become incapacitated or otherwise cease to be actively involved in the day-to-day executive management of Borrower.


         8. REMEDIES. Upon the occurrence of any Default Condition or Event of Default, Lender's obligation to extend financing under the Line of Credit and to disburse any then undisbursed portion of the Acquisition Term Loans or the Additional Term Loans shall immediately cease; provided, however, that if such obligation has ceased due to the occurrence of a Default Condition, and such Default Condition does not become an Event of Default due to its having been cured or waived before it has matured into an Event of Default, then such obligation shall be reinstated as of the date such Default Condition is so cured or waived. Upon the occurrence or existence of any Event of Default, or any time thereafter, without prejudice to the rights of Lender to enforce its claims against Borrower for damages for failure by Borrower to fulfill any of its obligations hereunder, subject only to prior receipt by Lender of payment in full of all Obligations then outstanding in a form acceptable to Lender, Lender shall have all of the rights and remedies set forth in Sections 8.1, 8.2, 8.3 and 8.4 below, and it may exercise any one, more, or all of such remedies, in its sole discretion, without thereby waiving any of the others.


                  8.1 Acceleration of the Obligations. Lender, at its option, may declare all of the Obligations (including but not limited to that portion thereof evidenced by any one or more of the Notes) to be immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of nonpayment or any other notice required by law relative thereto, all of which are hereby expressly waived by Borrower, anything contained herein to the contrary notwithstanding.


                  8.2 Default Rate. If Lender so elects, by further written notice to Borrower, Lender may increase the rate of interest charged on any or all of the Obligations then outstanding for so long thereafter as Lender further shall elect to a rate not to exceed the Default Rate.


                  8.3 Other Remedies. Unless and except to the extent expressly provided for to the contrary herein, the rights of Lender specified herein shall be in addition to, and not in limitation of, Lender's rights under the UCC, as amended from time to time, or any other statute or rule of law or equity, or under any other provision of any of the Loan Documents, or under the provisions of any other document, instrument or other writing executed by Borrower or any third party in favor of Lender, all of which may be exercised successively or concurrently.


                  8.4 Set Off. To the extent not prohibited by law, Borrower hereby grants to Lender a security interest in and security title to and hereby assigns, pledges, transfers and conveys to Lender any balance or deposit accounts of the Borrower with the Lender, whether such accounts be general or special, or individual or multiple party, and upon all drafts, notes or other items deposited for collection or presented for payment by Borrower with Lender, exclusive of any such property in the possession or control of Lender as a fiduciary other than as agent, and Lender may at any time during the existence of any Event of Default, without demand or notice, appropriate and apply any of such to the payment to any of the Obligations, whether or not then due.


         9.       MISCELLANEOUS


                  9.1 Waiver. Each and every right granted to Lender under this Agreement, or any of the other Loan Documents, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. No failure on the part of Lender to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. No waiver by Lender of any Default Condition or Event of Default shall constitute a waiver of any subsequent Default Condition or Event of Default.


                  9.2 Governing Law. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.


                  9.3 Survival. All representations, warranties and covenants made herein and in the Loan Documents shall survive the execution and delivery hereof and thereof. The terms and provisions of this Agreement shall continue in full force and effect, notwithstanding the payment of one or more of the Notes or the termination of the Line of Credit, until all of the Obligations have been paid in full and Lender is no longer obligated to make any Loans hereunder, but Borrower's obligations under Sections 2.2.3, 9.6 and 9.20 hereof shall survive any termination of this Agreement..


                  9.4 No Assignment by Borrower. No assignment hereof or of any Loan Document shall be made by Borrower without the prior written consent of Lender. Lender may assign, or sell participants in, its rights, title and interest herein and in the Loan Documents at any time hereafter without notice to or consent of Borrower.


                  9.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.


                  9.6 Reimbursement.  Borrower shall pay to Lender on demand all out-of-pocket costs, taxes (other than taxes based on income) and expenses that Lender pays or actually incurs in connection with the negotiation, preparation, consummation, modification, administration, restructuring, enforcement or termination of this Agreement and the other Loan Documents, including, without limitation: (a) attorneys' fees and paralegals' fees and disbursements of outside counsel; (b) costs and expenses (including outside attorneys' and paralegals' fees and disbursements) for the initial preparation and closing of the Loan Documents, or any amendment, supplement, waiver, consent or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) sums paid or incurred to pay for any amount or to take any action required of Borrower under the Loan Documents that Borrower fails to pay or take; (d) stamp, documentary, recording, property, ad valorem or other similar taxes payable in respect to any of the Loan Documents, the Obligations or the Collateral, and (e) after an Event of Default, costs and expenses (including attorneys' and paralegals' fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce any Lien in the Collateral, sell or otherwise realize upon any Collateral, and otherwise enforce the provisions of the Loan Documents or to defend any claim made or threatened against Lender arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid to Borrower. All of the foregoing costs and expenses may, in the discretion of Lender, be charged to the Master Note. Borrower will pay all expenses incurred by it in the transaction. In the event Borrower becomes a debtor under the Bankruptcy Code, Lender's secured claim in such case shall include interest on the Obligations and all fees, costs and charges provided for herein (including, without limitation, attorneys' fees actually incurred), all to the extent allowed by the Bankruptcy Code.


                  9.7 Successors and Assigns. This Agreement and Loan Documents shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto and thereto.


                  9.8 Severability. If any provision this Agreement or of any of the Loan Documents or the application thereof to any party thereto or circumstances shall be invalid or unenforceable to any extent, the remainder of such Loan Documents and the application of such provisions to any other party thereto or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.


                  9.9 Notices. All notices, requests and demands to or upon any party hereto shall be deemed to have been given or made when personally delivered or the third day after being deposited in the mail, registered or certified mail, postage prepaid, addressed to it at its address set forth beneath its signature below (or to such other address as may be designated by it hereafter in writing) except in cases where it is expressly provided herein or by applicable law that such notice, demand or request is not effective until received by the party to whom it is addressed.


                  9.10 Entire Agreement; Amendments. This Agreement, together with the remaining Loan Documents, constitute the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any Loan Document may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the party against whom enforcement is sought.


                  9.11 Time of Essence. Time is of the essence in this Agreement and the other Loan Documents.




                  9.12 Interpretation. No provision of this Agreement or any Loan Document shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.


                  9.13 Lender Not a Joint Venturer. Neither this Agreement nor any Loan Document shall in any respect be interpreted, deemed or construed as making Lender a partner or joint venturer with any Credit Party or as creating any similar relationship or entity, and Borrower agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving Lender and any Credit Party.


                  9.14 Jurisdiction. BORROWER AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, ATLANTA DIVISION, ALL AS LENDER MAY ELECT. BY EXECUTION OF THIS AGREEMENT, BORROWER HEREBY SUBMITS TO EACH SUCH JURISDICTION, HEREBY EXPRESSLY WAIVING WHATEVER RIGHTS MAY CORRESPOND TO IT BY REASON OF ITS PRESENT OR FUTURE DOMICILE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED OR REQUIRED BY LAW.


                  9.15 Acceptance. This Agreement, together with the other Loan Documents, shall not become effective unless and until delivered to Lender at its principal office in Atlanta, Fulton County, Georgia and accepted in writing by Lender at such office as evidenced by its execution hereof (notice of which delivery and acceptance are hereby waived by Borrower).


                  9.16 Payment on Non-Business Days. Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a Saturday, Sunday or a public holiday under the laws of the State of Georgia, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder or under the Notes.


                  9.17 Cure of Defaults by Lender. If, hereafter, any Credit Party defaults in the performance of any duty or obligation to Lender hereunder or under any Loan Document, Lender may, at its option, but without obligation, cure such default and any costs, fees and expenses incurred by Lender in connection therewith shall be deemed to be advances against the Master Note, whether or not this creates an overadvance thereunder, and shall be payable in accordance with its terms.


                  9.18 Recitals. All recitals contained herein are hereby incorporated by reference into this Agreement and made part thereof.


                  9.19 Sole Benefit. The rights and benefits set forth in this Agreement and the other Loan Documents are for the sole and exclusive benefit of the parties hereto and thereto and may be relied upon only by them.


                  9.20 Indemnification. Borrower will hold Lender, its respective directors, officers, employees, agents, Affiliates, successors and assigns harmless from and indemnify Lender, its respective directors, officers, employees, agents, Affiliates, successors and assigns against, all loss, damages, costs and expenses (including, without limitation, attorney's fees, costs and expenses) actually incurred by any of the foregoing, whether direct, indirect or consequential, as a result of or arising from or relating to any "Proceedings" (as defined below) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute, case or regulation, including, without limitation, any federal or state securities laws or under any common law or equitable case or otherwise, arising from or in connection with this Agreement, and any other of the transactions contemplated by this Agreement, except to the extent such losses, damages, costs or expenses are due to the willful misconduct or gross negligence of Lender. As used herein, "Proceedings" shall mean actions, suits or proceedings before any court, governmental or regulatory authority and shall include, particularly, but without limitation, any actions concerning Environmental Laws. At the request of Lender, Borrower will indemnify any Person to whom Lender transfers or sells all or any portion of its interest in the Obligations or participations therein on terms substantially similar to the terms set forth above. Lender shall not be responsible or liable to any Person for consequential damages which may be alleged as a result of this Agreement or any of the transactions contemplated hereby. The obligations of Borrower under this Section shall survive the termination of this Agreement and payment of the Obligations.


                  9.21 Jury Trial Waiver. EACH OF BORROWER AND LENDER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE OBLIGATIONS OR ANY COLLATERAL THEREFOR.


         10.      CONDITIONS PRECEDENT


                  10.1 Conditions to Initial Loans.
Unless waived in writing by Lender at or prior to the execution and delivery of this Agreement, the conditions set forth below shall constitute express conditions precedent to any obligation of Lender hereunder to make the initial Loan or Loans on the Closing Date:


                           10.1.1...Loan Documents.
Receipt by Lender of this Agreement, the Notes and the Stock Pledge Agreement duly executed by Borrower together with the certificates evidencing the shares pledged under the Stock Transfer Agreement and duly executed blank stock transfer powers for the same and also together with the Guaranty duly executed by the Gamma Acquisition Subsidiary.


                           10.1.2...Consummation  of the Tender Offer.
Lender shall have received fully executed copies of the Acquisition Documents, no amendment or waiver of or supplement to any of the material terms and conditions of the Acquisition Documents shall have been made or permitted by Borrower (except as may have been consented to in writing by Lender), the Tender Offer shall have been consummated in accordance with the terms of the Acquisition Documents and Section 5.6 hereof (but for the payment of the portion of the cash purchase price for the Tender Offer payable upon the consummation of the Tender Offer pursuant to the Acquisition Documents which is to be financed with the proceeds of the Acquisition Term Loans), and the Lender shall have received a certificate from the Borrower with respect to the consummation of the Tender Offer in the form of Exhibit E attached hereto, duly completed and executed on behalf of the Borrower and dated as of the Closing Date.


                           10.1.3...No Default.  No Default  Condition or Event
of Default  shall exist at the time
                                    ----------
of and after giving effect to such Loan, and Borrower shall in all respects be in compliance with all of the terms of the Loan Documents, as evidenced by its delivery of a duly completed and executed certificate of no default to such effect, which shall be substantially in the form of Exhibit F attached hereto.


                           10.1.4...Secretary's  Certificate.
Receipt by Lender of a certificate dated as of the Closing Date from the Secretary (or Assistant Secretary) of each of Borrower and the Gamma Acquisition Subsidiary certifying to Lender that appropriate resolutions have been adopted by the Board of Directors of such Credit Party incident hereto and that the officers of such Credit Party whose signatures appear hereinbelow or on the other Loan Documents, and on any and all other documents, instruments and agreements executed on behalf of such Credit Party in connection herewith, are duly authorized by the Board of Directors of such Credit Party for and on behalf of such Credit Party to execute and deliver such Loan Documents and such other documents, instruments and agreements, and to bind such Credit Party accordingly thereby, all in form and substance substantially similar to those board resolutions set forth and described on Exhibit G in the case of Borrower and Exhibit H in the case of the Gamma Acquisition Subsidiary.


                           10.1.5...Good  Standing  Certificates.
Receipt by Lender of a certificate of good standing with respect to each of Borrower and the Gamma Acquisition Subsidiary from the secretary of state of the state of incorporation of such Credit Party, dated within 30 days of the date hereof.

                           10.1.6...Articles/By-Laws.
Receipt by Lender of copies of the articles of incorporation and bylaws of each of Borrower and the Gamma Acquisition Subsidiary as in effect on the Closing Date, certified as to truth and accuracy by the Secretary or an Assistant Secretary of such Credit Party.


                           10.1.7...Solvency  Certificate .
Lender shall have received a Solvency Certificate, in the form of Exhibit I attached hereto, dated as of the Closing Date and duly executed and completed by the Chief Financial Officer of Borrower.

                           10.1.8...Opinion of  Counsel.
Receipt by Lender of an opinion of counsel for Borrower and the Gamma Acquisition Subsidiary in substantially the form of Exhibit J.

                           10.1.9...Telephone   Instruction  Letter.
Receipt by Lender of a telephone instruction letter, concerning requests for advances under the Line of Credit, and in the form of Exhibit K attached hereto, duly completed and executed by Borrower.

                           10.1.10     Disbursement   Letter.
Receipt by Lender of a disbursements letter, concerning the use of the proceeds of the initial Loan or Loans hereunder, and in the form of Exhibit L attached hereto, duly completed and executed by Borrower.


                           10.1.11      Other.
Receipt by Lender of such other documents, certificates, instruments and agreements as shall be required hereunder or provided for herein or as Lender or Lender's counsel may require in connection herewith.


                  10.2 Conditions to Merger Loan. Unless waived in writing by Lender, Lender shall not be obligated to advance the balance of the Acquisition Term Loans to finance the consummation of Merger unless the Merger shall have been consummated in accordance with the terms of the Acquisition Documents and
Section 5.6 hereof (but for the payment of the balance of the cash purchase price for the Acquisition payable upon the consummation of the Merger pursuant to the Acquisition Documents which is to be financed with the proceeds of the Acquisition Term Loans) and the Lender shall have received a certificate from the Borrower with respect to the consummation of the Merger in the form of Exhibit M attached hereto, duly completed and executed on behalf of the Borrower and dated as of the date of the consummation of the Merger.


                  10.3  Conditions  to all  Loans.
Unless waived in writing by Lender, Lender shall not be obligated to make any Loan (whether on or after the Closing Date) if as of the date of such Loan or after giving effect to the making of such Loan:


                           10.3.1      Representations and Warranties.
Any representation or warranty by any Credit Party contained herein or in any of the other Loan Documents shall be untrue or incorrect in any material respect as of such date, except to the extent that such representation or warranty expressly relates to an earlier date; or


                           10.3.2      Material Adverse Effect.
Any event or circumstance having a Material
Adverse Effect shall have occurred since the date of this Agreement as determined by the Lender; or


                           10.3.3      Default Condition or Event of Default.
Any Event of Default or Default Condition shall have occurred and be continuing or would result after giving effect to such Loan; or


                           10.3.4      Actions  or   Proceedings.
Any action or proceeding shall have been instituted or pending before any court or other governmental authority or, to the knowledge of the Borrower or the Lender, threatened which seeks to prohibit, enjoin or restrict the consummation of the Acquisition or any part thereof or which, if adversely determined, could reasonably be expected to have a Material Adverse Effect; or


                           10.3.5      No  Violation  of  Law.
The Loan to be made and the use of the proceeds thereof shall contravene, violate or conflict with, or involve any Credit Party or the Lender in a violation of, any law, rule, injunction, regulation, or order of any court of law or other governmental authority.

                 Each request for a Loan by Borrower hereunder shall constitute a representation and warranty by Borrower to Lender, as of the date of such Loan, that all applicable conditions specified in this Article 10 have been satisfied.





                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                   WACHOVIA BANK,
                                   NATIONAL ASSOCIATION


                             By:   /s/ Ernest Muran
                             -------------------------------
                             Name:  Ernesto Muran
                             ---------------------------
                             Title: Asst. Vice President
                             ------------------------------

                              Address:

                              191 Peachtree Street, N.W.
                              Atlanta, Georgia 30303
                              Attn:  Specialized Finance Group







                             IMMUCOR, INC.


                             By:  /s/  Edward L. Gallup
                             -------------------------------
                             Name:  Edward L. Gallup
                             ---------------------------
                             Title:  President
                             ------------------------------
                             Address:

                             3130 Gateway Drive
                             Norcross, Georgia 30091-5625
                             Attn: Chief Financial Officer